UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

October 20, 2005

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 20, 2005, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2005. A copy of the Company’s press release is attached and filed herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The Company’s consolidated financial statements prepared in accordance with generally accepted accounting principles (“GAAP”) are referred to as its “reported” financial statements. Loans included in securitization transactions which qualified as sales under GAAP have been removed from the Company’s “reported” balance sheet. However, servicing fees, finance charges, and other fees, net of charge-offs, and interest paid to investors of securitizations are recognized as servicing and securitizations income on the “reported” income statement.

The Company’s “managed” consolidated financial statements reflect adjustments made related to effects of securitization transactions qualifying as sales under GAAP. The Company generates earnings from its “managed” loan portfolio which includes both the on-balance sheet loans and off-balance sheet loans. The Company’s “managed” income statement takes the components of the servicing and securitizations income generated from the securitized portfolio and distributes the revenue and expense to appropriate income statement line items from which it originated. For this reason the Company believes the “managed” consolidated financial statements and related managed metrics to be useful to stakeholders.

Item 7.01. Regulation FD Disclosure.

The Company hereby furnishes the information in Exhibit 99.2 hereto, Third Quarter Earnings Presentation for the quarter ended September 30, 2005.

Note: Information in Exhibit 99.2 furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01. Other Events.

(a)	See attached press release, at Exhibit 99.1.

(b)	Cautionary Factors.

The attached press release and information provided pursuant to Items 2.02, 7.01 and 9.01 contain forward-looking statements, which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following:

•	continued intense competition from numerous providers of products and services which compete with the Company’s businesses;

•	an increase or decrease in credit losses (including increases due to a worsening of general economic conditions);

•	the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth;

•	financial, legal, regulatory, accounting changes or actions that may affect investment in, or the overall performance of, a product or business, including changes in existing law and regulation affecting the credit card and consumer loan industry, in particular (including federal bank examiner guidance affecting credit card and/or subprime lending) and the financial services industry, in general (including the ability of financial services companies to obtain, use and share consumer data);

•	changes in interest rates;

•	general economic conditions affecting consumer income, spending and repayments which may affect consumer bankruptcies or defaults and hence delinquencies and charge-offs;

•	with respect to financial and other products, changes in the Company’s aggregate accounts or consumer loan balances and the growth rate and composition thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances;

•	changes in the reputation of the credit card industry and/or the Company with respect to practices or products;

•	the Company’s ability to successfully continue to diversify its assets;

•	any significant disruption in our operations or technology platform;

•	the amount of, and rate of growth in, the Company’s expenses (including salaries and associate benefits and marketing expenses) as the Company’s business develops or changes or as it expands into new market areas;

•	the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally;

•	the Company’s ability to execute on its strategic and operational plans;

•	any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments;

•	the ability of the Company to recruit and retain experienced personnel to assist in the management and operations of new products and services;

•	the failure of Hibernia stockholders to approve the Capital One – Hibernia transaction;

•	the risk that the Hibernia businesses will not be integrated successfully;

•	the risk that the cost savings and any other synergies from the Hibernia transaction may not be fully realized or may take longer to realize than expected;

•	disruption from the Hibernia transaction making it more difficult to maintain relationships with customers, employees or suppliers; and

•	the impact of property, credit and other losses expected as the result of the Gulf Coast Hurricanes;

•	the amount of government, private and philanthropic investment, including deposits, in the geographic regions impacted by the Gulf Coast Hurricanes;

•	the pace and magnitude of economic recovery in the region impacted by the Gulf Coast Hurricanes;

•	the potential impact of damages from future hurricanes and other storms;

•	other risk factors listed from time to time in the Company’s and Hibernia’s SEC reports, including, but not limited to, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

Additional Information About the Capital One – Hibernia Transaction

Hibernia shareholders are urged to read the definitive proxy statement/prospectus regarding the proposed merger of Capital One Financial Corp. (“Capital One”) and Hibernia Corporation (“Hibernia”), which was first mailed to Hibernia shareholders on or about October 1, 2005 because it contains important information. You may obtain a free copy of the definitive proxy statement/prospectus and other related documents filed by Capital One and Hibernia with the Securities and Exchange Commission (“SEC”) at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the tab “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing Hibernia’s website at www.hibernia.com under the tab “About Hibernia” and then under the heading “Investor Relations—SEC Filings.”

Capital One, Hibernia and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Hibernia stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Hibernia stockholders in connection with the proposed merger is set forth in the definitive proxy statement/prospectus filed with the SEC. You can find information about Capital One’s executive officers and directors in its definitive proxy statement filed with the SEC on March 21, 2005. You can find information about Hibernia’s executive officers and directors in its definitive proxy statement filed with the SEC on March 15, 2005. You can obtain free copies of these documents from Capital One and Hibernia using the contact information above.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated September 30, 2005. (This exhibit shall be deemed to be “filed” with this Form 8-K)
99.2	Third Quarter Earnings Presentation.

Earnings Conference Call Webcast Information.

Capital One will hold an earnings conference call on October 20, 2005, 5:00 PM Eastern time. The conference call will be accessible through live webcast. Interested investors and other interested individuals can access the webcast via Capital One’s home page (http://www.capitalone.com). Choose “About Capital One” and then “Investor Overview” to access the Investor Center and view and/or download the earnings press release, a reconciliation to GAAP financial measures and other relevant financial information. The replay of the webcast will be archived on Capital One’s website through November 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: October 20, 2005	By:	/s/ GARY L. PERLIN
Gary L. Perlin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of the Company dated October 20, 2005.

99.2	Third Quarter Earnings Presentation.